Preliminary Proxy Statement dated January 24, 1997.


                             PROTOSOURCE CORPORATION
                          2300 Tulare Street, Suite 210
                            Fresno, California 93721

                               PROXY STATEMENT AND
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 28, 1997


     To the stockholders of Protosource Corporation:

     A Special Meeting of the stockholders of Protosource Corporation (the "Company") will be held at the Company's executive offices, 2300 Tulare Street, Suite 210, Fresno, California 93721, at 10:00 A.M. on February 28, 1997, or at any adjournment or postponement thereof, for the following purposes:

     1. To reverse split the Company's Common Stock on the basis of one share for each ten shares outstanding.

     2. To transact such other business as may properly come before the Special Meeting.

     Details relating to the above matters are set forth in the attached Proxy Statement. All stockholders of record of the Company as of the close of business on February 4, 1997 will be entitled to notice of and to vote at such Special Meeting or at any adjournment or postponement thereof.

         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. IF YOU DO NOT PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A REPLY CARD IS ENCLOSED FOR YOUR CONVENIENCE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            Andrew Chu
                                            President

February 7, 1997

                                 PROXY STATEMENT

                             PROTOSOURCE CORPORATION
                          2300 Tulare Street, Suite 210
                            Fresno, California 93721
                            Telephone: (209) 486-8638

                         SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 28, 1997

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Protosource Corporation (the "Company"), a California corporation, of no par value Common Stock ("Common Stock") to be voted at the Special Meeting of Stockholders of the Company ("Special Meeting") to be held at 10:00 A.M. on February 28, 1997, or at any adjournment or postponement thereof. The Company anticipates that this Proxy Statement and the accompanying form of proxy will be first mailed or given to all stockholders of the Company on or about February 7, 1997. The shares represented by all proxies that are properly executed and submitted will be voted at the Special Meeting in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast for the proposed reverse stock split. The holders of a majority of the shares represented at the Special Meeting in person or by proxy will be required to approve any proposed matters.

         Any stockholders giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Company, by substituting a new proxy executed at a later date, or by requesting, in person, at the Special Meeting, that the proxy be returned.

         All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone, telegraph or personal interview. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

                    VOTING SHARES AND PRINCIPAL STOCKHOLDERS

         The close of business on February 4, 1997 has been fixed by the Board of Directors of the Company as the record date (the "record date") for the determination of stockholders entitled to notice of and to vote at the Special Meeting. On the record date, there were outstanding 7,730,001 shares of Common Stock, each share of which entitles the holder thereof to one vote on each matter which may come before the Special Meeting. Cumulative voting for directors is permitted.

         A majority of the issued and outstanding shares entitled to vote, represented at the Special Meeting in person or by proxy, constitutes a quorum at any stockholders' meeting.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of February 4, 1997, by
(i) each person who is known by the Company to own of record or beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors and (iii) all directors and officers of the Company as a group. The stockholders listed in the table have sole voting and investment powers with respect to the shares indicated (although share ownership includes ownership by spouses) and their shareholdings include stock options and common stock purchase warrants exercisable within 60 days from the date hereof. The address of all stockholders is in care of the Company at 2300 Tulare Street, Suite 210, Fresno, California 93721.

                                         Amount of                Percent
Name                                     Ownership                of Class
----                                     ---------                --------

Raymond J. Meyers (1)                     550,000                   6.6%
Andrew   Chu (2)                          585,000                   7.0%
Steven  A. Kriegsman (3)                1,765,000                  18.6%
Howard P.  Silverman (4)                  850,000                   9.9%
Andrew, Alexander, Wise & Company,
 Incorporated (5)                       1,350,000                  14.9%
Gloria  Ippolito                          600,000                   7.8%
Anaka Parkash                             700,000                   9.1%
Isaac  Paschaldis                         900,000                  11.6%
John  Benedetto                           700,000                   9.1%
Matthew  Mulhern                          400,000                   5.2%
All officers and directors
  as a group (4 persons)(1)(2)(3)(4)    3,750,000                  32.7%

----------

(1) Represents stock options to purchase 550,000 shares at $.25 per share at any time until October 2001.

(2) Represents common stock purchase warrants to purchase 585,000 shares at $.25 per share at any time until October 2001.

(3) Represents common stock purchase warrants to purchase 1,765,000 shares at $.25 per share at any time until October 2001 held by the Kriegsman Group of which Mr. Kriegsman is the President and a principal stockholder.

(4) Represents common stock purchase warrants to purchase 850,000 shares at $.25 per share at any time until October 2001.

(5) Represents common stock purchase warrants to purchase 1,370,000 shares at $.25 per share at any time until October 2001.

                               REVERSE STOCK SPLIT

     The Company's Board of Directors has approved an amendment to its Articles of Incorporation which provides for the implementation of a one share for each ten shares reverse Common Stock split while maintaining 10,000,000 no par value authorized shares. As a result of the reverse stock split, the number of outstanding shares of Common Stock would be reduced to 773,000 based upon the number of shares of Common Stock outstanding on the record date without giving effect to the rounding up to the next whole number of shares with respect to fractional shares.

     If the reverse stock split is approved and effected, the Company will notify current stockholders of the filing of the applicable documents with the Secretary of State of California and will furnish stockholders of record as of the close of business on such filing date with a letter of transmittal for use in exchanging such certificates. The Company's stockholders, promptly after the amendment to the Articles of Incorporation becomes effective, must mail their certificates representing their Common Stock to the Company's Transfer Agent if they wish to obtain a new stock certificate giving effect to the reverse stock split.

     The Company has been advised that: (i) the proposed reverse stock split will not be a taxable transaction to the Company; (ii) the Company's stockholders will not recognize any gain or loss as a result of the reverse stock split; (iii) the aggregate tax basis of the Common Stock received by the stockholder pursuant to the reverse stock split will equal the aggregate tax basis of the stockholders' Common Stock prior to the reverse stock split; and
(iv) the holding period of the Common Stock received by the Company's stockholders will include the holding period of the stockholders' Common Stock before the reverse stock split, provided the Common Stock was a capital asset in the hands of such stockholder.

     The purpose of the reverse stock split is to increase the market price of the Company's Common Stock in order to meet requirements for future listing of the Company's Common Stock on the NASDAQ SmallCap Market. There can be no assurance that any such listing will be made by the Company or approved by the NASDAQ SmallCap Market.

     The Board of Directors recommends that the Company's stockholders approve this amendment to the Articles of Incorporation providing for a one share for ten shares reverse stock split of all outstanding shares of the Company's Common Stock, while maintaining the authorized number of shares of Common Stock at 10,000,000 no par value shares. A majority of the outstanding shares represented at the Special Meeting is required to approve the reverse stock split.

                                 OTHER BUSINESS

     The management of the Company is not aware of any other matters which are to be presented to the Special Meeting, nor has it been advised that other persons will present any such matters. However, if other matters properly come before the Special Meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

     The above notice and Proxy Statement are sent by order of the Board of Directors.



                                                 Andrew Chu
                                                  President

February 7, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                                     PROXY
                   FOR THE SPECIAL MEETING OF STOCKHOLDERS OF
                            PROTOSOURCE CORPORATION
                          TO BE HELD FEBRUARY 28, 1997

     The undersigend hereby appoints Andrew Chu as the lawful agent and Proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Protosource Corporation held of record by the undersigned on February 4, 1997, at the Special Meeting of Stockholders to be held February 28, 1997, or any adjournment or postponement thereof.

     1. To reverse split the Company's Common Stock on the basis of one share for each ten shares outstanding.

             For [  ]         Against  [  ]           Abstain  [  ]

     2. In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the Special Meeting, or any adjournment or postponement thereof.

     It is understood that when properly executed, this Proxy will be voted in the manner directed herein by the undersigned stockholder. WHERE NO CHOICE IS SPECIFIED BY THE STOCKHOLDER THE PROXY WILL BE VOTED FOR THE REVERSE STOCK SPLIT.

     The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:
      ---------------------------        ---------------------------------------
                                         Signature

PLEASE MARK, SIGN, DATE AND
RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED
ENVELOPE.                                ---------------------------------------
                                         Signature, if held jointly

     PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING OF STOCKHOLDERS. [ ]